Common Shares	12 Months Ended
Apr. 30, 2016
Stockholders' Equity Note [Abstract]
Common Shares

NOTE 17	COMMON SHARES
Voting: The Amended Articles of Incorporation (“Articles”) provide that each holder of a common share outstanding is entitled to one vote on each matter submitted to a vote of the shareholders, except for the following specific matters:
• any matter that relates to or would result in the dissolution or liquidation of the Company;
• the adoption of any amendment to the Articles or Amended Regulations, or the adoption of amended Articles, other than the adoption of any amendment or amended Articles that increases the number of votes to which holders of our common shares are entitled or expands the matters to which time-phased voting applies;
• any proposal or other action to be taken by our shareholders relating to the Rights Agreement, dated as of May 20, 2009, between the Company and Computershare Trust Company, N.A., or any successor plan;
• any matter relating to any stock option plan, stock purchase plan, executive compensation plan, executive benefit plan, or other similar plan, arrangement, or agreement;
• the adoption of any agreement or plan of or for the merger, consolidation, or majority share acquisition of us or any of our subsidiaries with or into any other person, whether domestic or foreign, corporate or noncorporate, or the authorization of the lease, sale, exchange, transfer, or other disposition of all, or substantially all, of our assets;
• any matter submitted to our shareholders pursuant to Article Fifth (which relates to procedures applicable to certain business combinations) or Article Seventh (which relates to procedures applicable to certain proposed acquisitions of specified percentages of our outstanding common shares) of the Articles, as they may be further amended, or any issuance of our common shares for which shareholder approval is required by applicable stock exchange rules; and
• any matter relating to the issuance of our common shares or the repurchase of our common shares that the Board of Directors (“Board”) determines is required or appropriate to be submitted to our shareholders under the Ohio Revised Code or applicable stock exchange rules.
On the matters listed above, common shares are entitled to 10 votes per share if they meet the requirements set forth in the Articles. Common shares which would be entitled to 10 votes per share must meet one of the following criteria:
• common shares for which there has not been a change in beneficial ownership in the past 4 years; or
• common shares received through our various equity plans that have not been sold or otherwise transferred.
In the event of a change in beneficial ownership, the new owner of that common share will be entitled to only one vote with respect to that share on all matters until four years pass without a further change in beneficial ownership of the share.
Shareholders’ Rights Plan: Pursuant to a Shareholders’ Rights Plan adopted by the Board on May 20, 2009, one share purchase right is associated with each of our outstanding common shares.
Under the plan, the rights will initially trade together with our common shares and will not be exercisable. In the absence of further action by the directors, the rights generally will become exercisable and allow the holder to acquire our common shares at a discounted price if a person or group acquires 10 percent or more of our outstanding common shares. Rights held by persons who exceed the applicable threshold will be void. Shares held by members of the Smucker family are not subject to the threshold. If exercisable, each right entitles the shareholder to buy one common share at a discounted price. Under certain circumstances, the rights will entitle the holder to buy shares in an acquiring entity at a discounted price.
The plan also includes an exchange option. In general, if the rights become exercisable, the directors may, at their option, effect an exchange of part or all of the rights, other than rights that have become void, for common shares. Under this option, we would issue one common share for each right, in each case subject to adjustment in certain circumstances.
The directors may, at their option, redeem all rights for $0.001 per right, generally at any time prior to the rights becoming exercisable. The rights will expire June 3, 2019, unless earlier redeemed, exchanged, or amended by the directors.
In connection with the Big Heart acquisition, we and the rights agent entered into an amendment to the plan providing that neither the approval, execution, delivery, or performance of the merger agreement or the shareholders’ agreement entered into in connection with the transaction will in any way give rise to any provision of the plan becoming effective, and that none of Blue Holdings I, L.P., the controlling stockholder of BAG, or any of its affiliates will be deemed to be an acquiring person for purposes of the plan.
Repurchase Programs: On March 31, 2016, we entered into a 10b5-1 trading plan (“the Plan”) to facilitate the repurchase of 2.0 million common shares under the Board’s authorizations. Purchases under the Plan commenced on April 1, 2016, and concluded on April 30, 2016, and were transacted by a broker based upon the guidelines and parameters of the Plan. During 2016, we repurchased a total of 3.4 million shares, including 2.0 million shares under the Plan, for $437.8. We did not repurchase any shares in 2015.
At April 30, 2016, approximately 6.6 million common shares were available for repurchase pursuant to the Board’s authorizations.